                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            -----------------------

       Date of report (Date of earliest event reported):  August 14, 1998

                            ATRIA COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                        0-21159                61-1303738
   (State or Other Jurisdiction    (Commission File Number)     (IRS Employer
       of Incorporation)                                     Identification No.)

                       501 South Fourth Avenue, Suite 140
                          Louisville, Kentucky  40202

          (Address of Principal Executive Offices, including Zip Code)

      Registrant's telephone number, including area code:  (502) 719-1600


         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On August 14, 1998, the Superior Court of the State of California, County of Orange granted the motion of defendants for judgment on all claims brought by plaintiff ARV Assisted Living, Inc. against all defendants, including the Company and Kapson Senior Quarters Corp. The Court also dissolved the preliminary injunction that had been ordered on June 25, 1998 previously enjoining the closing of the transactions contemplated by the Agreement and Plan of Merger, dated as of April 19, 1998, and amended as of May 19, 1998.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

 EXHIBIT NO.                           DESCRIPTION
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    99.1           Press Release, dated August 14, 1998



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               ATRIA COMMUNITIES, INC.


               By: /s/ W. Patrick Mulloy, II
                  ---------------------------------
                  W. Patrick Mulloy, II
                  President and Chief Executive Officer

Dated:  August 24, 1998

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